Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Mark A. Velleca, the Principal Executive Officer, and Erika Jones, the Principal Financial Officer, of Black Diamond Therapeutics, Inc. (the “Company”), hereby certify, that, to their knowledge:

(1)the Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2026	By:	/s/ Mark A. Velleca
Mark A. Velleca President, Chief Executive Officer and Director (Principal Executive Officer)

Date: August 5, 2026	By:	/s/ Erika Jones
Erika Jones Senior Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)